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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                 April 25, 2006

                                  ABAXIS, Inc.
             (Exact name of registrant as specified in its charter)

           California                     000-19720             77-0213001
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
         incorporation)                                     Identification No.)

                                3240 Whipple Road
                              Union City, CA 94587
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (510) 675-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Fiscal 2007 Base Salary and Target Bonus

         On April 25, 2006, the Board of Directors (the "Board") of Abaxis, Inc. (the "Company"), after considering a peer company analysis of total compensation for executive officers prepared by an independent compensation expert and the recommendation of the Compensation Committee of the Board, approved the following 2007 fiscal year base salary for the following named executive officers effective April 1, 2006: (i) Clinton H. Severson, Chairman of the Board, President and Chief Executive Officer, $325,000; (ii) Alberto R. Santa Ines, Chief Financial Officer and Vice President of Finance, $173,000; (iii) Robert B. Milder, Chief Operations Officer, $200,000; (iv) Vladimir E. Ostoich, Ph.D., Vice President of Government Affairs and Vice President of Marketing for the Pacific Rim, $195,000; and (v) Kenneth P. Aron, Ph.D., Vice President of Research and Development, $185,000.

         On the same date, the Board approved the 2007 target bonus levels for executive officers. The Company's named executive officers will be eligible for a fiscal 2007 bonus with a participation rate as follows: (i) Clinton H. Severson, 134% of base salary; (ii) Alberto R. Santa Ines, 145% of base salary;
(iii) Robert B. Milder, 145% of base salary; (iv) Vladimir E. Ostoich, Ph.D., 128% of base salary; and (v) Kenneth P. Aron, Ph.D., 135% of base salary (each, a "Target Bonus").

         A bonus will be earned only if the Company achieves 90% or more of one or more of its pre-established quarterly net sales and/or pre-tax income goals during fiscal year 2007. Payment of the Target Bonus, as identified above, is equally weighted at 50% for achievement of the Company's quarterly net sales performance goal and 50% for achievement of the Company's quarterly pre-tax income performance goal. If the Company was to achieve 90% or more, but less than 100%, of only one performance goal, the payout would be limited to 25% of the Target Bonus. The Target Bonus will be earned by named executive officers if at least 100% of both net sales and pre-tax income performance goals are achieved. The maximum bonus payout is capped at 200% of the Target Bonus, provided the Company achieves greater than 133% of at least one of its two performance goals. If earned, a bonus payment will be paid quarterly at a rate of 20% for first quarter, 25% the second and third quarters, and 30% for the fourth quarter.

         Executive Officer Restricted Stock Unit Awards

         On April 25, 2006, after considering a peer company analysis of total compensation for executive officers prepared by an independent compensation expert and the recommendation of the Compensation Committee, the Board approved the award of restricted stock units to its named executive officers (each an "Executive RSU Award") for the following number of shares of the Company's common stock pursuant to the Company's 2005 Equity Incentive Plan, which was approved by the Company's shareholders on October 25, 2005:


                                                  Number of Shares
            Named Executive Officer        Subject to Executive RSU Award
         -----------------------------     ------------------------------
         Clinton H. Severson                           90,000

         Alberto R. Santa Ines                         20,000

         Robert B. Milder                              20,000

         Vladimir E. Ostoich, Ph.D.                    20,000

         Kenneth P. Aron, Ph.D.                        20,000

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     The above awards were effective as of April 25, 2006. Each Executive RSU
Award represents the right of the participant to receive, without payment of monetary consideration, on the vesting date, a number of shares of the Company's common stock equal to the number of units vesting on such date. Subject to the participant's continued service with the Company through the applicable vesting date, the RSU Awards vest as to 5%, 12 months from the grant date; then vest as to 10%, 24 months from the grant date, then vest as to 15%, 36 months from the grant date; and then vest as to the remaining 70%, 48 months from the grant date. The RSU Awards are subject to accelerated vesting upon achieving one or more of the following qualifiers:

     (a) upon attainment of certain pre-tax income requirements by March 31, 2007, vesting will accelerate to an aggregate of 25% within 12 months from grant date; by March 31, 2008, vesting will accelerate to an aggregate of 25% within 24 months from grant date; by March 31, 2009, vesting will accelerate to an aggregate of 30%, within 36 months of grant date;

     (b) upon attainment of certain product development objectives prior to June 30, 2007, an additional vesting of 10%;

     (c) upon attainment of certain regulatory requirements prior to March 31, 2008, an additional vesting of 10%; or

     (d) upon attainment of a certain per share operating income for any fiscal year during the four year vesting period, the Executive RSU Awards will accelerate in full.

         Under the terms of the Company's 2005 Equity Incentive Plan, the vesting of each Executive RSU Award will also be accelerated in full in the event of a change in control of the Company.

         Director Restricted Stock Unit Awards

         On April 25, 2006, after considering a peer company analysis of equity awards for directors prepared by an independent compensation expert and the recommendation of the Compensation Committee, the Board also approved the award of restricted stock units to its non-employee directors (each an "Director RSU Award") for the following number of shares of the Company's common stock pursuant to the Company's 2005 Equity Incentive Plan:


                                                 Number of Shares
             Non-Employee Director         Subject to Director RSU Award
         -----------------------------     -----------------------------
         Richard J. Bastiani, Ph.D.                    1,500

         Henk J. Evenhuis                              1,500

         Brenton G. A. Hanlon                          1,500

         Prithipal Singh, Ph.D.                        1,500

         Ernest S. Tucker, III, M.D.                   1,500

         The above awards were effective as of April 25, 2006. Each Director RSU Award represents the right of the participant to receive, without payment of monetary consideration, on the vesting date, a number of shares of the Company's common stock equal to the number of units vesting on such date. Subject to the director's continued service with the Company through the applicable vesting date, each Director RSU Award shall vest in full 12 months after the grant date. Under the terms of the Company's 2005 Equity Incentive Plan, the vesting of each Director RSU Award will also be accelerated in full in the event of a change in control of the Company.

         The restricted stock unit awards will also be subject to the applicable provisions of the 2005 Equity Incentive Plan, a copy of which was filed as an appendix to the Company's proxy statement for the 2005 Annual Meeting of Shareholders.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2006

                                                 ABAXIS, INC.

                                                 By: /s/ Alberto Santa Ines
                                                     ---------------------------
                                                     Alberto Santa Ines
                                                     Vice President, Finance and
                                                     Chief Financial Officer

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